SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/ X /    Preliminary Proxy Statement
----
 ----
/   /    Preliminary Additional Materials
----
 ----
/   /    Definitive Proxy Statement
----
 ----
/   /    Definitive Additional Materials
----
 ----
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or
----     Rule 14a-12

                       PUTNAM GLOBAL UTILITIES FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
----          14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of
         Schedule 14A.
 ----
/   /    $500 per each party to the controversy pursuant
----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM GLOBAL UTILITIES FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 5.

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST ONE MATTER. SO WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .3

Notice of Special Meeting of Shareholders. . . . . . . . . . . . . . . . .4

Trustees' Recommendation . . . . . . . . . . . . . . . . . . . . . . . . .5

PROXY CARD ENCLOSED






















If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on an important question that affects your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  APPROVING A PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL
    POLICY REQUIRING IT TO CONCENTRATE AT LEAST 25% OF ITS
    ASSETS IN UTILITIES STOCKS.

2.  TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
    MEETING.

Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposal, call 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM GLOBAL UTILITIES FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Global Utilities Fund:

A Special Meeting of Shareholders of your fund will be held on December 28, 1995 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   APPROVING A PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL
     POLICY REQUIRING IT TO CONCENTRATE AT LEAST 25% OF ITS
     ASSETS IN UTILITIES STOCKS.  SEE PAGE 6.

2.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.


By the Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Donald S. Perkins
Hans H. Estin                       George Putnam, III
John A. Hill                        Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

December 2, 1995

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTER LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION; SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM GLOBAL UTILITIES FUND for use at a Special Meeting of Shareholders of your fund to be held on December 28, 1995, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THIS PROPOSAL?

The Trustees recommend that you vote

1.   FOR APPROVING A PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL
     POLICY REQUIRING IT TO CONCENTRATE AT LEAST 25% OF ITS
     ASSETS IN UTILITIES STOCKS.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on December 1, 1995, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Special Meeting of Shareholders, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about December 2, 1995.

Each share is entitled to one vote. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSAL

I.   ELIMINATING THE FUNDAMENTAL POLICY ON CONCENTRATION IN
     UTILITIES STOCKS

The Trustees recommend that shareholders approve the elimination of the fund's fundamental investment policy regarding concentration in utilities stocks. The current policy requires the fund to invest at least 25% of its assets in equity securities of companies principally engaged in the utilities industries. The elimination of the policy will permit the fund to seek its investment objectives of capital growth and current income by diversifying its investments in a broader range of industries. If the proposal is approved by shareholders, the fund will be renamed as Putnam Global Growth and Income Fund.

WHY IS THE CHANGE BEING PROPOSED?

Putnam Investment Management, Inc., the fund's manager ("Putnam Management") has recommended the proposed change to the Trustees because it believes that the increased investment flexibility will assist the fund in achieving its investment objectives.

Under the fund's current non-fundamental investment policies, the fund normally seeks its objectives by both (i) investing at least 65% of its assets in utilities stocks, and (ii) investing in at least three different countries, one of which may be the United States. The fund's overall global investment strategy presents special investment risks and opportunities. In light of this, Putnam Management believes the policy of concentrating the fund's investments in utilities industries is too restrictive and potentially exposes the fund to sector risks that are not justified by the potential returns that might be gained under such a policy.

ARE THERE ANY CHANGES IN RISK ASSOCIATED WITH THE PROPOSED
CHANGE?

Yes. Since the fund's investments will no longer be concentrated in the utilities industries, the value of its shares will no longer be especially affected by factors affecting those industries in particular. Utility stocks, as a group may be less volatile than the broader market.

Other risks associated with an investment in the fund, including the risks associated with foreign investments, are not expected to change significantly.

WHAT WILL THE FUND'S INVESTMENTS BE AFTER THE PROPOSED CHANGE?

The fund will pursue its objectives by investing primarily in common stocks that offer potential for capital growth, current income, or both. The fund may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. or foreign government securities, if Putnam Management determines that their purchase would help further the fund's investment objectives.
The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. When selecting portfolio securities for the fund that have the potential for capital growth, Putnam Management will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The fund may also hold a portion of its assets in cash or money market instruments.

Under normal circumstances the fund will invest at least 65% of its assets in at least three different countries, one of which may be the United States. While the fund may invest without limit in securities principally traded in foreign markets, it is Putnam Management's current intention not to invest more than 50% of the fund's net assets in such securities. The fund may continue to use a variety of derivative strategies, including options, futures contracts, and forward contracts.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PASS THE
PROPOSAL?

Approval of this proposal will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the fund's outstanding shares are present at the meeting in person or by proxy.

If shareholders do not approve the proposal, the fundamental policy with respect to concentration in utilities stocks will remain unchanged.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of November 7, 1995, Putnam Investments, Inc., One Post Office
Square, Boston, MA 02109 owned 176,471 shares of the fund, representing 96% of the fund's shares, with sole voting power and investment power with respect to such shares.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. No fund is aware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the Putnam funds, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals for any fund set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO ANY OF ITS SHAREHOLDERS UPON REQUEST A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203, 1-800-225-1581.

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

Proxy for a special meeting of shareholders, December 28, 1995, for PUTNAM GLOBAL UTILITIES FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the special meeting of shareholders of Putnam Global Utilities Fund on December 28, 1995, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU
TELL US.  IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR
PROPOSAL 1.  THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON
SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICE / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY
    REQUIRING IT TO CONCENTRATE AT LEAST 25% OF ITS ASSETS IN
    UTILITIES STOCKS.

         FOR       AGAINST        ABSTAIN
         /  /      /  /           /  /


NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


-----------------------------------------------------------------
Shareholder sign here                                              Date

-----------------------------------------------------------------
Co-owner sign here                                                 Date